Equity Method Investments (Details) - Schedule of information on the equity method investments income - Aria Energy LLC [Member] - Equity Method Investments [Member] - USD ($) $ in Thousands	3 Months Ended	6 Months Ended	8 Months Ended	12 Months Ended
	Jun. 30, 2021	Jun. 30, 2021	Sep. 14, 2021	Dec. 31, 2020
Condensed Income Statements, Captions [Line Items]
Revenue	$ 29,303	$ 52,902	$ 78,125	$ 60,459
Net income	13,907	25,275	38,512	18,801
Aria’s share of net income	$ 7,469	$ 13,325	$ 19,777	$ 9,298